Delaware Investments® Family of Funds
(the "Funds")

Supplement to the current Prospectuses
Institutional Class

The following is added to the section entitled "About your account - How to buy shares - By mail."

Please note that all purchases by mail into your account or into a new account will not be accepted until such purchase order is received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for investments by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for investments by overnight courier service. Please do not send purchase orders to 2005 Market Street, Philadelphia, PA 19103-7094.

The following is added to the section entitled "About your account - How to redeem shares - By mail."

Please note that all redemption requests from your account by mail will not be accepted until such redemption order is received by Delaware Investments at P.O. Box 219656, Kansas City, MO 64121-9656 for redemptions by regular mail or 430 W. 7th Street, Kansas City, MO 64105 for redemptions by overnight courier service. Please do not send redemption requests to 2005 Market Street, Philadelphia, PA 19103-7094.

The following is added to the first paragraph in the section entitled "Additional information".

If you want a free copy of the SAI, the annual or semiannual report, or if you have any questions about investing in the Fund(s) (Portfolios), you can write to us at P.O. Box 219656, Kansas City, MO 64121-9656 by regular mail or 430 W. 7th Street, Kansas City, MO 64105 by overnight courier service. Please do not send any correspondence to 2005 Market Street, Philadelphia, PA 19103-7094.

Please keep this Supplement for future reference.

This Supplement is dated April 11, 2007.